Trade receivables	6 Months Ended
Jun. 30, 2024
Trade receivables
Trade receivables
6.	Trade receivables

	As of	As of
	December 31,	June 30,
	2023	2024
	RMB’000	RMB’000
Trade receivables	133,657	210,205
Provision for impairment	(60,513)	(65,894)
Total	73,144	144,311

As at June 30, 2024, trade receivables included RMB5.0 million (December 31, 2023: RMB7.4 million) receivable from related parties. The Group recognized RMB28.4 million of energy solutions revenue arising from sales to related parties during the six months ended June 30, 2024 (six months ended June 30, 2023: RMB12.3 million).

The Group uses a provision matrix to calculate expected credit losses (“ECLs”) for trade receivables that result from transactions within the scope of IFRS 15. The provision rates are based on debtor’s aging as groupings of various debtors that have similar loss patterns. The provision matrix is based on the Group’s historical default rates taking into consideration of forward-looking information that is reasonable and supportable and available without undue costs and effort.

Other than ECL allowance calculated by provision matrix, as at June 30, 2024, impairment allowance was fully made for specific trade receivables with gross amount of RMB52.9 million (December 31, 2023: RMB51.4 million) which were considered to be in default due to conditions indicating that the Group was unlikely to receive the outstanding contractual amounts.

Movements in ECL allowance for trade receivables during the periods indicated are as follows:

	As of	As of
	June 30,	June 30,
	2023	2024
	RMB’000	RMB’000
Beginning of the period	22,252	60,513
(Reversal) of/provision for ECL, net	(3,235)	5,381
End of the period	19,017	65,894